SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K
                              AMENDMENT NO. 1

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 12, 1995


                    Continental Waste Industries, Inc.
          (Exact name of registrant as specified in its charter)


  Delaware                        0-22602         11-2909512
(State of or other              (Commission      IRS Employer
jurisdiction of incorporation)   File Number)  Identification
                                                  Number)


 67 Walnut Avenue, Suite 103,   Clark, New Jersey     07066
     (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (908)396-0018


                    Not Applicable
(Former name or former address, if changed since last report)

                                SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CONTINENTAL WASTE INDUSTRIES, INC.




                         By:  /s/ Carlos E. Aguero
                              Director, President and Chief
                              Executive Officer


Dated:  October 31, 1995